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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)    September 19, 1997
                               TCA Cable TV, Inc.
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             (Exact name of registrant as specified in its charter)


            Texas                       0-11478                  75-1798185
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation                 File Number)          Identification No.)


         3015 S.S.E. Loop 323, Tyler, Texas                     75701
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(Address of principal executive offices)                     (Zip Code)


 Registrant's telephone number, including area code       (903) 595-3701
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ITEM 5.  OTHER EVENTS.

         The Registrant hereby incorporates by reference herein the information set forth in its press release dated September 19, 1997, a copy of which is attached hereto as Exhibit 99.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits:

                 99.1 Press Release issued by TCA Cable TV, Inc., dated
                      September 19, 1997.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TCA CABLE TV, INC.



Date: October 13, 1997                  /s/ Fred R. Nichols
                                        ---------------------------------------
                                        Chairman, Chief Executive Officer and
                                        President





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                                 EXHIBIT INDEX


Exhibit No.               Description
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
99.1                      Press Release issued by TCA Cable TV, Inc. dated September 19, 1997.
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